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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


Filed by the Registrant [X]   Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-12

MEMORIAL FUNDS
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

BOARD OF TRUSTEES OF REGISTRANT
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing Party:

     ---------------------------------------------------------------------------

     4)   Date Filed:

     ---------------------------------------------------------------------------

                                [LOGO] Memorial
                                       Funds

                             6550 Directors Parkway
                              Abilene, Texas 79606

                                December 26, 2003

Dear Fellow Shareholder:

The Board of Trustees of Memorial Funds (the "Trust") has called a Special Meeting of Shareholders of the Government Bond Fund, Growth Equity Fund and Value Equity Fund. The Meeting is scheduled to be held on Friday, January 30, 2004.

The meeting has been called for the purpose of obtaining your approval to convert the current Shareholder Service Plan into a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Proposed Plan"). The current Shareholder Service Plan limits use of plan proceeds to non-distribution services. The Proposed Plan will cover both non-distribution services and distribution services. AS DISCUSSED IN THE PROXY STATEMENT THERE WILL BE NO CHANGE IN FUND EXPENSES. The changes relate to how plan monies may be used; and include provisions related to qualifying and complying with Rule 12b-1.

This proposal is part of the continuing effort by the Trust's investment adviser, Parkway Advisors, L.P., and the current Board of Trustees to review Fund expenses, to review relations with Fund service providers, and to review policies and procedures that were in place when they were selected by you to manage Trust affairs in late 2002. Service provider backgrounds, services and fees have been evaluated and some service providers have been changed. Procedures called for under recent legislation such as the USA PATRIOT Act and the Sarbanes-Oxley Act have been expanded and/or implemented. The review of Fund expenses, service providers and procedures is a continuous process.

Your vote on the proposal to convert the current Shareholder Service Plan into a Shareholder and Distribution Plan is important regardless of the number of shares you own. The Board highly recommends that all shareholders of the Funds approve proposals set forth in the Proxy Statement.

Please read the Proxy Statement and cast your vote promptly. If you have any questions about the Proxy Statement, please do not hesitate to call us at (800) 692-5123.

We appreciate your participation and prompt response, and thank you for your continued support.

Sincerely,

/S/ CARL C. PETERSON

Carl C. Peterson
President

                                [LOGO] Memorial
                                       Funds

                                 BASIC QUESTIONS

                                   PLEASE VOTE

YOUR VOTE IS EXTREMELY IMPORTANT AND VOTING ONLY TAKES A FEW MINUTES. ACT NOW TO HELP THE FUNDS AVOID ADDITIONAL EXPENSE.

Memorial Funds (the "Trust") will hold a special meeting of shareholders on Friday, January 30, 2004 (the "Meeting"). It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety - the explanations in the Proxy Statement will help you decide on the issues. THE FOLLOWING IS AN INTRODUCTION TO THE PROPOSALS AND THE PROCESS:

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUES AM I BEING ASKED TO VOTE ON?
The first proposal relates to the approval to convert the current Shareholder Service Plan into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Proposed Plan"). The current Shareholder Service Plan limits use of plan proceeds to non-distribution services. The Board asks shareholders to allow the conversion so that the Proposed Plan can cover both non-distribution services and distribution services. The Board is asking for shareholder approval for the Proposed Plan as required by Rule 12b-1 of the Investment Company Act of 1940. The Proposed Plan, like the current plan, will allow each Fund to pay a fee at an annual rate of 0.25% of its average daily net assets for activities and expenses related to the distribution of its shares and will allow ongoing non-distribution services be provided to shareholders. There is no change in the expense. The change relates to how plan monies may be used.

The second proposal relates to the authority for the named proxies to transact such other business as may properly come before the shareholders of the Funds at the Meeting.

After careful consideration, the Board of Trustees has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

HOW DO I VOTE MY SHARES?
You may vote your shares in person at the Meeting. You may also vote by returning the enclosed Proxy Card. If you do not respond at all, the Funds' proxy solicitor may contact you by telephone to request that you cast your vote.

WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
If you have any questions or need further assistance in voting, please feel free to call Citco-Quaker Funds Services, Inc., the Funds' Transfer Agent, toll-free at (888) 263-5593. You may also call Carl C. Peterson, Chief Executive Officer of the Trust, or Paul B. Ordonio, Vice President and Secretary of the Trust at Parkway Advisors, L.P., toll-free at (800) 692-5123.

                                [LOGO] Memorial
                                       Funds

                  6550 Directors Parkway - Abilene, Texas 79606

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 30, 2004

To the Shareholders of the Funds:

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Government Bond Fund, Growth Equity Fund and Value Equity Fund (collectively the "Funds" and individually the "Fund"), three series of Memorial Funds (the "Trust"), will be held at the offices of Citco-Quaker Funds Services, Inc., (the "Administrator") at 1288 Valley Forge Road, Suite 88, Valley Forge, Pennsylvania 19482, on Friday, January 30, 2004, at 9:30 a.m. (Eastern Time). The purpose of the Meeting is for:

     1. Approval to convert the current Shareholder Service Plan into a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940; with no change in the amount each Fund pays under the plans.
     2. To transact such other business as may properly come before the Meeting.

     The proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Funds at the close of business on December 26, 2003. If you attend the Meeting, you may vote your shares in person. Whether or not you attend the Meeting in person, you may vote by proxy - vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope or by fax to (325) 795-8521.

     The Trust's Board of Trustees has fixed the close of business on December 26, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Please carefully read the accompanying Proxy Statement.

By order of the Board of Trustees

/S/ PAUL B. ORDONIO

Paul B. Ordonio
Vice President and Secretary

--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY BY FACSIMILE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ULTIMATELY DECIDE TO ATTEND THE MEETING IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------

                                [LOGO] Memorial
                                       Funds

                  6550 Directors Parkway, Abilene, Texas 79606

                         ______________________________

                                 PROXY STATEMENT
                         ______________________________


                         Special Meeting of Shareholders

                                January 30, 2004

                                  INTRODUCTION

     The enclosed proxy is solicited by the Board of Trustees (the "Board" or "Trustees") of Memorial Funds (the "Trust"), a Delaware business trust, on behalf of the Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund" and collectively the "Funds"). The Trust is a registered open-end investment company whose executive offices are located at 6550 Trustees Parkway, Abilene, Texas 79606. Proxies will be voted at the special meeting of shareholders (the "Meeting") of the Trust to be held at the offices of the Trust's administrator, Citco-Quaker Funds Services, Inc. (the "CQFS"), 1288 Valley Forge Road, Suite 88, Valley Forge, Pennsylvania 19482, on January 30, 2004, at 9:30 a.m. (Eastern Time), and any adjournment thereof for the purposes set forth in the accompanying notice of special Meeting of shareholders. This Proxy Statement and the enclosed notice of Meeting and proxy card are first being mailed to shareholders on or about December 30, 2003.

     The Trust's Annual Report for the year ended December 31, 2002 and Semi-Annual Report to shareholders for the period ended June 30, 2003, that include financial statements for the Funds, have previously been mailed to shareholders. Shareholders may request a copy of the Reports without charge by calling CQFS, the Funds' administrator, at (888) 263-5593.

     The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of CQFS or their affiliates. The Trust, subject to the commitment of Parkway Advisors, L.P. ("Parkway Advisors" or the "Adviser") to cap Fund expenses, will bear all of the costs of the Meeting and the preparation, printing and mailing of this Proxy Statement and of other proxy materials.

PURPOSE OF MEETING

     As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following two (2) proposals:

Proposal One - Approval to convert the current Shareholder Service Plan into a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Proposed Plan"); with no change in the amount each Fund pays under the plans.

Proposal Two - To transact such other business as may properly come before the Meeting.

Summarized below are the proposals that shareholders of each Fund are being asked to consider:

--------------------------------------------------------------------------------
           APPLICABLE FUND                             PROPOSALS
--------------------------------------------------------------------------------
APPLIES TO ALL FUNDS (a separate vote    One. Approval to convert the current
by shareholders of each Fund to bind          Shareholder Service Plan to a
that Fund)                                    Plan of Distribution Pursuant to
                                              Rule 12b-1.
--------------------------------------------------------------------------------
APPLIES TO ALL FUNDS (shareholders       Two. To transact such other business
vote separately by Fund)                      as may properly come before the
                                              Meeting.
--------------------------------------------------------------------------------

SHAREHOLDERS

     Shareholders of record at the close of business on December 26, 2003, (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of December 26, 2003, there were 4,049,992 shares outstanding of the Funds.

          FUND NAME                        SHARES OUTSTANDING
          Growth Equity Fund                   1,776,365
          Value Equity Fund                      335,797
          Government Bond Fund                 1,937,830

     As of the Record Date, all Trustees and Officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of any or all the Funds. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of each Fund:

--------------------------------------------------------------------------------
Fund Name              Name and Address                   Shares      % of Fund
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND   Wells Fargo Bank Minnesota       133,519.135      6.89
                        FBO
                       TX Prepaid Funeral FD
                       PO Box 1533
                       Minneapolis, MN 55480
--------------------------------------------------------------------------------
                       Wells Fargo Bank Minnesota       599,272.093     30.92
                        FBO
                       TX Prepaid Funeral FD
                       PO Box 1533
                       Minneapolis, MN 55480
--------------------------------------------------------------------------------
                       HUBCO                            108,981.485      5.62
                       Regions Financial Corp.
                       PO Box 830688
                       Birmingham, AL 35283-0688
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Name              Name and Address                   Shares      % of Fund
--------------------------------------------------------------------------------
                       Bank of America                   117,513.427      6.06
                       FBO
                       SEI-GA AFFL CEMETERY P/C TR
                       PO Box 831575
                       Dallas, TX  75283-1575
--------------------------------------------------------------------------------
                       Bank of America                  116,680.478      6.02
                       FBO
                       SEI-NC ORIG PERP CARE TRUSTS
                       PO Box 831575
                       Dallas, TX  75283-1575
--------------------------------------------------------------------------------
                       Bank of America                  325,919.298     16.82
                       FBO
                       SEI-GA FFL MER TR OT FUNDS
                       PO Box 831575
                       Dallas, TX  75283-1575
--------------------------------------------------------------------------------
                       Bank of America                  300,444.812     15.50
                       FBO
                       SEI POOLED INVESTMENT FD
                       FOR OR P/N FUNERAL SRVCS
                       PO Box 831575
                       Dallas, TX  75283-1575
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH EQUITY FUND     Wells Fargo Bank Minnesota       108,069.733      6.08
                       FBO
                       TX Prepaid Funeral FD
                       PO Box 1533
                       Minneapolis, MN  55480
--------------------------------------------------------------------------------
                       Wells Fargo Bank Minnesota       543,227.049     30.58
                       FBO
                       TX Prepaid Funeral FD
                       PO Box 1533
                       Minneapolis, MN  55480
--------------------------------------------------------------------------------
                       Charles Schwab & Co Inc -        388,907.543     21.89
                         Mutual FD
                       101 Montgomery Street
                       San Francisco, CA  94104
--------------------------------------------------------------------------------
                       HUBCO                            93,524.487       5.26
                       Regions Financial Corp.
                       PO Box 830688
                       Birmingham, AL 35283-0688
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Name              Name and Address                   Shares      % of Fund
--------------------------------------------------------------------------------
VALUE EQUITY FUND      Wells Fargo Bank                 233,299.919     69.48
                       FBO
                       TX Prepaid Funeral
                       PO Box 1533
                       Minneapolis, MN  55480
--------------------------------------------------------------------------------
                       Wells Fargo Bank                 36,079.515      10.74
                       FBO
                       TX Prepaid Funeral
                       PO Box 1533
                       Minneapolis, MN  55480
--------------------------------------------------------------------------------
                       HUBCO                            39,315.449      11.71
                       Regions Financial Corp.
                       PO Box 830688
                       Birmingham, AL 35283-0688
--------------------------------------------------------------------------------

     From time to time, certain shareholders may own a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 26, 2003, the following persons beneficially owned 25% or more of the shares of the Funds (or of the Trust) and may be deemed to control the Funds (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

CONTROLLING PERSON INFORMATION

--------------------------------------------------------------------------------
Fund Name              Name and Address                   Shares      % of Fund
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND   Wells Fargo Bank Minnesota       599,272.093     30.92
                        FBO
                       TX Prepaid Funeral FD
                       PO Box 1533
                       Minneapolis, MN 55480
--------------------------------------------------------------------------------
GROWTH EQUITY FUND     Wells Fargo Bank Minnesota       543,227.049     30.58
                       FBO
                       TX Prepaid Funeral FD
                       PO Box 1533
                       Minneapolis, MN  55480
--------------------------------------------------------------------------------
VALUE EQUITY FUND      Wells Fargo Bank                 233,299.919     69.48
                       FBO
                       TX Prepaid Funeral
                       PO Box 1533
                       Minneapolis, MN  55480
--------------------------------------------------------------------------------

DESCRIPTION OF VOTING

     Section 7.04 of the November 25, 1997, Trust Instrument governing Trust affairs, provides, in pertinent part, that one-third (?) of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders' meeting except when a larger vote is required by law. It also provides that any lesser number shall be sufficient only for holding a vote to adjourn the meeting. With respect to the vote required, Section 7.04 provides, except when a larger vote is required by law, that a majority of shares voted in person or by proxy shall decide any questions.

     Approval of Proposal One concerning the conversion of the Shareholder Service Plan into a Distribution Plan pursuant to Rule 12b-1 requires a separate vote by shareholders of each Fund to bind that Fund. Approval requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

     Approval of Proposal Two with respect to other business shall require a majority vote as required by Section 7.04. Shareholders of the Trust shall vote separately by Fund.

     Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Funds at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Funds at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST a proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST a proposal.

     IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment. A shareholder vote may be taken prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

     Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to CQFS at 1288 Valley Forge Road, Suite 88, Valley Forge, Pennsylvania 19482, or by personally casting a vote at the Meeting.

PROPOSAL ONE: APPROVAL OF PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

     The Board of Trustees has approved and recommends that shareholders of the Funds to approve the conversion of the Shareholder Service Plan to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. [The Proposed Plan is attached to this Proxy Statement as Exhibit A.] The current Shareholder Service Plan limits use of plan proceeds to non-distribution services. The Proposed Plan continues the use of plan proceeds for payment of "non-distribution" services and has been expanded so that plan proceeds may be used to pay for "distribution services." The Proposed Plan, like the current plan, will allow each Fund to pay a fee at an annual rate of 0.25% of its average daily net assets for activities and expenses related to the distribution of its shares and services to shareholders. There is no change in the expense incurred by the Funds. The change relates to how plan monies may be used.

     The Board is asking for shareholder approval for the Proposed Plan as required by Rule 12b-1 of the 1940 Act. Section 12 of the 1940 Act makes it illegal to use Fund assets to pay for distribution unless the payments are in accordance with a rule adopted by the Securities and Exchange Commission ("SEC"). Rule 12b-1 has been adopted by the SEC for this purpose. The Rule states that a plan may only be adopted after the public offering of Fund shares if such plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund.

IMPACT OF THE PROPOSAL:

     If the Proposed Plan is approved, there will be no change in Fund expenses. The Shareholder Service Plan will be converted into the Proposed Plan under Rule 12b-1. The maximum amount the Funds may expend under both plans is 0.25% of average daily net assets on an annual basis.

     If the Proposed Plan is approved, the fee table in Fund prospectuses will be changed. The 0.25% Shareholder Service fee will be placed on the line for "12b-1 Fees."

     If the Proposed Plan is adopted the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Fund shares. The Shareholder Service Plan that has been in place since 1999 limits use of Fund assets to non-distribution servicing activity as follows:

     Service activities include, as applicable, (a) establishing and maintaining accounts and records relating to clients of a Service Provider, (b) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services, (c) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (d) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (e) arranging for the wiring of funds, (f) integrating periodic statements with other shareholder transactions, and (g) providing such other related services as the shareholder may request.

This use of Fund assets for non-distribution activities is included in the Proposed Plan along with the following distribution activities:

     a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund;

     b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Fund, and providing such other shareholder services as the Trust may reasonably request;

     c) formation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

     d) preparation, printing and distribution of sales literature;

     e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

     f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

     The Proposed Plan also contains provisions required for compliance with and qualification under Rule 12b-1. These provisions or requirements do not change how the Trust has been operating. The provisions prescribe, among other things, that the plan will not become effective with respect to a Fund until the plan is approved the shareholders of that Fund;

     that the plan must be reviewed and approved to continue on an annual basis by independent Trustees;

     that the plan may not be amended with respect to a Fund to increase materially the maximum expenditures without approval of the shareholders of that Fund;

     that selection and nomination of independent Trustees is committed to the discretion of the then serving independent Trustees;

     that agreements related to the plan contain certain provisions; and

     that the persons responsible for administering the plan will provide and the Trustees will review data to assess the plan on a quarterly basis.

BACKGROUND - THE CURRENT PLAN

     When the Trust was organized in early 1998 the registration statement covered the offering of redeemable shares by several funds, which funds offered several classes of shares. The difference between the classes of shares was the manner and costs of distribution as detailed in applicable distribution and expenses allocation plans. The offerings were adjusted over time.

     When Parkway Advisors assumed responsibilities with respect to the Trust on October 1, 2002, the Funds' offerings of shares had been consolidated into one no-load class that continues to be called the Institutional Class.

     On June 29, 1999, the Trust's Shareholder Service Plan was adopted. It provides that "the Trust may pay a Service Provider ... a fee at an annual rate of up to 0.25% of the average daily net assets of the Institutional Class of each Fund represented by the shareholder accounts for which the service provider maintains a service relationship."

     The Shareholder Service Plan includes a provision referencing the Trust's initial transfer agency, administrative and fund accounting service provider - "Forum" (referring to Forum Investment Advisors, LLC and related companies). Forum's investment advisory services to the Trust ended on December 31, 2000. Its transfer agency, administrative and fund accounting services ended on September 30, 2001.

     Memorial Group, Inc., the sole owner of the Trust's previous investment adviser, Memorial Investment Advisors, Inc., was the entity responsible for administering Shareholder Service Plan proceeds from plan inception through to the appointment of Parkway Advisors on October 1, 2002. Parkway Advisors Group, Inc. d/b/a Parkway Solutions ("PAGI"), the general partner of Parkway Advisors, the Trust's current investment adviser, entered into a Shareholder Service Agreement on October 1, 2002 and is currently responsible for administering the plan.

     Carl C. Peterson, a Trustee and President of the Trust, is also the President of Parkway Advisors and PAGI. He is also a director of Directors Investment Group, Inc., which is the sole shareholder of PAGI. In light of such, Mr. Peterson is an interested Trustee.

BACKGROUND - THE TRUST'S DISTRIBUTORS

     Since inception the Trust has had a registered broker-dealer act as its distributor or principal underwriter. The primary purposes for using a broker-dealer with respect to funds that do not use assets to pay distribution expenses are twofold. First, the broker-dealer acts as the Trust's agent in the various states to facilitate registration of fund shares. If a broker-dealer is not used, the Trust would be required to cover the cost of registering itself as a broker-dealer for state law purposes. Second, the broker-dealer is used as a quality control mechanism with respect to distribution activities, primarily the review and filing of marketing materials for regulatory review. The Shareholder Service Plan does not provide for payment for these activities.

     The Adviser has been responsible for and has paid all expenses related to distribution of Fund shares. Fund assets, including payments under the Shareholder Service Plan, have not been used to pay for distribution activities; and, the broker-dealers that have acted as the distributor or principal underwriter of Fund shares have not been involved with administration of the Shareholder Service Plan. The broker-dealers that have acted as the distributor or principal underwriter of Fund shares have not been involved with administration of the Shareholder Service Plan.

BOARD OF TRUSTEES CONSIDERATION OF THE SHAREHOLDER SERVICE PLAN

     At the November 18, 2003 Board of Trustees meeting the Trustees considered data related to the Trust's agreement with PAGI under the 1999 Shareholder Service Plan.

     It was noted that when the Trust was organized in early 1998 the Board of Trustees authorized the issuance of shares for several Funds (series or sub-trusts) and the issuance of different classes of shares by those Funds; that the differences between the classes of shares related to the manner and costs of distribution; and that, when the current Trustees assumed office and Parkway Advisers, L.P. assumed management of the Trust, the only class of shares issued and outstanding was of the Institutional Class.

     The Board of Trustees noted that the Shareholder Service Plan was aimed at compensating "Service Providers" for non-distribution services based on Fund assets "represented by the shareholder accounts for which the Service Provider maintains a service relationship;" that shares of the Fund are available to the public, in general; and that there have been sales of Fund shares through brokerage platforms such as Schwab. In this regard the Trustees discussed whether it would be appropriate to treat brokerage platforms as providing non-distribution services (such as sub-transfer agent services) or as distribution services. The Trustees were of the view that persons investing in the Funds directly, not through a Service Provider, may not benefit as much as other persons as a result of the Shareholder Service Plan.

     In light of the foregoing and in light of the suggestion that the Shareholder Service Plan is somewhat like a distribution plan pursuant to Rule 12b-1 under the 1940 Act, the Trustees agreed that they would not only review the Shareholder Service Agreement between the Trust and PAGI, but would also review the Plan itself and the use of plan proceeds. In this regard, it was agreed that the list of factors provided by Independent Counsel be applied when evaluating the Shareholder Service Plan; and that the goal would be for the Board to make five findings:

     (1) that the Shareholder Service Agreement with PAGI is in the best interests of the Trust and its shareholders;
     (2) that the services to be performed pursuant to the agreement are services required for operation of the Trust;
     (3) that PAGI can provide services of a nature and quality of which are at least equal to those provided by other service providers offering the same or similar services;
     (4)  that the Funds remain "no-load;" and
     (5) that the fees to be paid by the Trust for the services are fair and reasonable in light of the usual and customary charges made by other service providers for services of the same nature and quality.

After review of the Shareholder Service Plan's history, alternatives to that plan, types of shareholders in the Funds, and data related to current and proposed use of plan proceeds, the Board asked for additional information so that it could make a more informed decision. Trust officers were asked to evaluate the costs of the Trust offering another class of shares subject to an alternative plan and the costs of seeking shareholder approval to convert the Shareholder Service Plan into a distribution plan under Rule 12b-1. Officers of the Trust were also asked to provide the Board with a recommendation as soon as possible.

BOARD OF TRUSTEES CONSIDERATION OF PROPOSED PLAN

     On December 16, 2003, the Board of Trustees met to consider whether to approve and to recommend that shareholders of the Funds approve the conversion of the Shareholder Service Plan to a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, the Proposed Plan.

     Pursuant to the Board's request, officers of the Trust evaluated information from Citco-Quaker Fund Services, Inc.("CQFS"), the Trust's transfer agent, fund accounting and administrative service provider (which would treat a new class of shares as a new fund, charging an additional minimum fee per series) and from persons who are familiar with state registration matters (who noted that states treat each class as a separate fund which could double the Trust's Blue Sky expense). They also discussed the various uses of plan proceeds with Independent Counsel -- including, in particular, expense items that would be viewed as distributions expenses (noting that distribution-marketing is viewed broadly). In light of their review, officers of the Trust provided the Board of Trustees with their recommendation that the Shareholder Service Plan be converted into a distribution plan pursuant to Rule 12b-1, with no change in the amount each Fund pays under the plans; and discussed the data for and with the Trustees.

     The Trustees discussed adoption of a converted Shareholder Service Plan, a Rule 12b-1 distribution plan, which continues to provide for the existing service arrangements as well as expanding the use of plan proceeds. It was noted that Fund expense ratios would not be affected. It was also noted that the Shareholder Service expenses would be moved to "12b-1 Plan" in the fee table of the prospectuses.

     The Trustees discussed the costs of preparing and filing the Rule 12b-1 plan, the preparing and filing of proxy materials, and the cost of soliciting shareholder approval (all one time expenses) as opposed to the continuing costs associated with establishing additional classes of shares. It was agreed that, in light of the size of the Funds and the number of shareholders, the one-time expenses would benefit the shareholders more than the annual cost of having separate share classes.

     The Board of Trustees noted that the Funds are seeking to expand their distribution network to promote sales of the Funds shares; and that the maintenance of strong shareholder servicing and marketing efforts through third-party service providers are of critical importance in the highly competitive mutual fund industry. The Trustees also noted that to remain competitive, the Funds intends to engage additional third-party service providers such as Funds "supermarkets," banks and broker-dealers to distribute and market the Funds shares to investors; and that the Proposed Plan would permit the Funds to make payments directly to certain third-party service providers that provide distribution or administrative or shareholder services to the Funds. The Board agreed that the Funds also need to meet the demands of changing technology and of rising shareholder service expectations; and concluded that adopting the Proposed Plan is a prudent way to secure resources for third-party service provider needs, because the Proposed Plan would allow resources to be spent for both distribution and non-distribution servicing activities.

     The Trustees also agreed that the distribution and service fees under the Proposed Plan would be attractive to Funds supermarkets and others that would make the Funds' shares available to investors, potentially resulting in greater growth of the Funds or maintenance of Funds assets at higher levels than might otherwise be the case. It was noted that if the Funds experience growth as a result of increased sales of new shares, it will have greater access to cash for new purchases of securities; and that an increase in the Funds' asset size may also result in certain economies of scale. In this regard the Board noted that investors in the Funds would share these economies of scale, because fixed expenses would be spread over a larger asset base and certain Funds expenses are subject to breakpoints of declining percentages based on greater asset size.

     The Board of Trustees noted that the Shareholder Service Plan has functioned as and that the Proposed Plan is structured as a "compensation plan" where the Funds pay a set amount as opposed to a "reimbursement plan" where the Funds would only reimburse persons for expenditures. The Trustees agreed that a compensation plan presents certain administrative efficiencies. They also agreed that the Proposed Plan's requirement that data concerning the use of plan proceeds be prepared for the Board and reviewed by the Board each quarter provides a control mechanism to assess if plan objectives are being achieved. As part of this discussion the Trustees noted, because a third-party service provider may receive its fees for distribution activities and service activities under the Proposed Plan irrespective of its actual expenditures incurred in connection with its distribution and service activities, that the service provider could realize a profit if its expenses were less than the amounts it received. They noted, on the other hand, that if a service provider's expenses were greater than the amounts it received, it could realize a loss.

     The Board of Trustees also had independent counsel address applicable SEC rules and pronouncements. It was noted SEC Rule 12b-1 under the 1940 Act prohibits a Fund from paying for activities "primarily intended to result in the sale of shares" except pursuant to a plan adopted under the Rule. While it is not clear that the services rendered by the Funds' third-party service providers fall within the legal definition of activities "primarily intended to result in the sale of shares," the SEC's recent pronouncements raise a question, at least in the case of payments to Funds supermarkets, whether a portion of the payments to the third-party service providers may be characterized as payments for distribution. The Trustees agreed that if the Proposed Plan is adopted, the fees paid would be available for distribution-related expenses as well as for shareholder services.

BOARD OF TRUSTEES DECISIONS

     After full discussion the Board determined that approval of the Proposed Plan is appropriate for three principal reasons. First, adopting the Proposed Plan is a prudent way to secure resources needed to engage third-party service providers who would make the Funds shares available to investors because the Plan would allow resources to be spent for both distribution and shareholder servicing activities. Second, the distribution and service fees under the Proposed Plan would be attractive to mutual fund supermarkets (or platforms) and others that would make the Funds shares available to investors, potentially resulting in greater growth of Funds assets and economies of scale with fixed expenses being spread over a larger asset base. Third, adoption of the Proposed Plan would not increase the Funds' net operating expenses.

     The Board also considered the extent to which the retention of assets and additional sales of Funds shares would be likely to increase the amount of compensation paid by the Funds to persons compensated under the Proposed Plan, because such distribution and service fees are calculated as a percentage of the Funds' assets and thus will increase if net assets increase. The Board recognized that there could be no assurance that any of the potential benefits described above will be achieved if the Proposed Plan is implemented.

     Following consideration, the Board concluded that the fees payable under the Proposed Plan were reasonable in view of the services to be provided and the anticipated benefits of the Proposed Plan, and determined that implementation of the Proposed Plan would be in the best interests of the Funds and their shareholders and would have a reasonable likelihood of benefiting the Funds and their shareholders. Accordingly, the Board of Trustees unanimously voted to recommend that the Funds' shareholders vote FOR the Proposal.

     It was noted that the Proposed Plan calls for the Board of Trustees to appoint the person responsible for administering the plan. The Trustees noted that the plan's administrator would determine if a use of plan proceeds is for "distribution" or "non-distribution" services, disburse monies accordingly, and report to the Board as required by the proposed plan. They also noted that, to the extent plan proceeds are not disbursed to other service providers, the plan's administrator is entitled to retain the balance as compensation for its services. The Board discussed the benefits of continuing the appointment of PAGI pursuant to an agreement similar to the Shareholder Service Agreement - including, in particular, its knowledge of and relationship with the persons providing non-distribution services. It was agreed that PAGI should be designated as the administrator under the Proposed Plan and that any agreement will conform to the Plan as adopted.

     The Board of Trustees unanimously voted to recommend that shareholders vote FOR the proposal. They also advised that if shareholders do not approve the proposal, the Shareholder Service Plan is to continue and alternatives are to be considered at the first Board meeting following the shareholder vote.

       THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS
                      VOTE FOR THE PROPOSAL TO APPROVE THE
        SHAREHOLDER SERVICE AND DISTRIBUTION PLAN PURSUANT TO RULE 12B-1.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL ONE.

--------------------------------------------------------------------------------

PROPOSAL TWO: OTHER BUSINESS

     The Board does not intend to bring any matters before the Meeting other than Proposal One and knows of no other business that will be presented at the Meeting. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

     In the event sufficient votes in favor of one or more proposals set forth in the Meeting of shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting. If a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                        THE BOARD OF TRUSTEES RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL TWO.
--------------------------------------------------------------------------------

                          ADMINISTRATOR AND DISTRIBUTOR

     Citco-Quaker Funds Services, Inc. ("CQFD"), provides transfer agent, fund accounting and administration services to the Funds. Citco-Quaker Funds Distributor, Inc. ("CQFD"), is the distributor (also known as principal underwriter) of the shares of each Fund. Their offices are located at 1288 Valley Forge Road, Suite 88, Post Office Box 987, Valley Forge, Pennsylvania 19482.

                               INVESTMENT ADVISER

Parkway Advisors, L.P. is the investment adviser for each Fund. Its offices are located at 6550 Directors Parkway - Abilene, Texas 79606.

                              SHAREHOLDER PROPOSALS

     It is anticipated that, following the Meeting, the Funds will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the

Trust, in care of Citco-Quaker Funds Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, Pennsylvania 19482.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. PLEASE RETURN THE PROXY IN THE ENCLOSED ENVELOPE OR FAX YOUR VOTE TO (325) 795-8521.

By Order of the Board of Trustees,

/S/ PAUL B. ORDONIO

Paul B. Ordonio
Vice President and Secretary

                                    EXHIBIT A
                                    ---------

                                     FORM OF
                                 MEMORIAL FUNDS
                    SHAREHOLDER SERVICE AND DISTRIBUTION PLAN
                             PURSUANT TO RULE 12B-1

WHEREAS, Memorial Funds, an unincorporated business trust organized and existing under the laws of the State of Delaware (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust is a "series company" within the meaning of Rule 18f-2 under the 1940 Act and is authorized to issue an unlimited number of shares of beneficial interest (the "Shares") in separate series representing interests in separate portfolios of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in Memorial Government Bond Fund, Memorial Growth Equity Fund and Memorial Value Equity Fund (each a "Fund" and collectively the "Funds"); and

WHEREAS, the Trustees of the Trust, upon review of the Trust's Shareholder Service Plan established in 1999 (pursuant to which Fund assets have been used to pay service providers for non-distribution services) and upon review of alternative plans, have determined that it would be beneficial to the Trust to adopt an expanded plan which allows for the use of plan proceeds to pay for distribution related expenses; and

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Funds and their shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto;

NOW, THEREFORE, for a Fund, upon approval by shareholders of that Fund, the Trust hereby adopts this Plan in accordance with Rule12b-1 under the 1940 Act, on the following terms and conditions:

1.   SERVICING ACTIVITIES.

     DISTRIBUTION SERVICES. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following:

     a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund;

     b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the

                               Exhibit A - Page 1

     Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Fund, and providing such other shareholder services as the Trust may reasonably request;

     c) formation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

     d) preparation, printing and distribution of sales literature;

     e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust;

     g) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.

     NON-DISTRIBUTION SERVICES. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in non-distribution activities, which activities may include, but are not limited to, the following:

     payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to (a) establishing and maintaining accounts and records relating to clients of a service provider, (b) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services, (c) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (d) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (e)arranging for the wiring of funds, (f) integrating periodic statements with other shareholder transactions, and
     (g) providing such other shareholder services as the Trust may reasonably request;

     The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the trust has entered into agreements related to this Plan.

2.   EXPENDITURES.

     a) Fund assets may be utilized to pay for or reimburse expenditures in connection with sales and promotional services, such as those set forth in paragraph 1 above, related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders. This shall be a compensation plan, not a reimbursement plan. The total amount to be expended pursuant to this Plan shall be 0.25% of average daily net assets on an annual basis.

     b) The Trustees shall designate the person responsible for receipt, administration and disbursement of Plan proceeds from time to time.

                               Exhibit A - Page 2

3.   TERM AND TERMINATION.

     a) This Plan shall become effective as to a Fund when approved by shareholders of that Fund. Unless terminated as herein provided, this Plan shall continue in effect for one year and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

     b) This Plan may be terminated at any time with respect to a Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

4.   AMENDMENTS.

     a) This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

     b) In connection with any meeting of shareholders of the Fund, on matters affecting on a particular class, only shareholders of said class shall be entitled to vote on the matters.

5. SELECTION AND NOMINATION OF TRUSTEES. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

6.   AGREEMENTS  RELATED  TO  THIS  PLAN.   Agreements  with  persons  providing
     distribution services to be paid for or reimbursed under this Plan shall provide that:

     a) the agreement will continue in effect for a period of one year and will continue thereafter only if specifically approved by vote of a majority of the trustees of the Trust;

     b) the agreement may be terminated at any time, without payment of any penalty, by vote of a majority of (i) the Non-Interested Trustees or (ii) the outstanding voting securities of the Fund, on not more than sixty (60) days' written notice to any other party to the agreement;

     c)  the  agreement  will  terminate   automatically  in  the  event  of  an
     assignment;

     d) in the event the agreement is terminated or otherwise discontinued, no further payments or reimbursements will be made by the Fund after the effective date of such action; and

     e) payments and/or reimbursements may only be made for the specific sales or promotional services or activities identified in Section 1 of this Plan and must be made on or before the last day of the one year period commencing on the last day of the calendar quarter during which the service or activity was performed.

7. QUARTERLY REPORTS. The Treasurer of the Trust, in coordination with the person designated pursuant to paragraph 2(b) of this Plan, shall provide to the Trustees of the Trust and the Trustees shall review

                               Exhibit A - Page 3
     quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

8. RECORD KEEPING. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

9. LIMITATION OF LIABILITY. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

This Plan was approved by shareholders on January __, 2004.

_____________________________________________
Paul B Ordonio, Vice President and Secretary

                               Exhibit A - Page 4

                                [LOGO] Memorial
                                       Funds

                  6550 Directors Parkway - Abilene, Texas 79606

                                      PROXY

VOTE TODAY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

Revoking any such prior appointments, the undersigned appoints Joseph A. Carlin and Theresa M. McNamee (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of the Government Bond Fund, Growth Equity Fund, or Value Equity Fund, the series of Memorial Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Funds to be held at the offices of Citco-Quaker Funds Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, Pennsylvania 19482, on Friday, January 30, 2004, at 9:30 a.m. (Eastern Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the proposals. The Board of Trustees recommends voting FOR the proposals.

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.) Please fill in box(es) as shown using black or blue ink or number 2 pencil.[X] PLEASE DO NOT USE FINE POINT PENS.

--------------------------------------------------------------------------------
Applies To Government Bond Fund                   FOR       AGAINST   ABSTAIN
--------------------------------------------------------------------------------
  Proposal One: Approval to replace the           [ ]       [ ]       [ ]
  Shareholder Services Agreement with a
  Distribution Plan pursuant to Rule 12b-1
  of the Investment Company Act of 1940.
.................................................................................
  Proposal Two: Such other business as may        [ ]       [ ]       [ ]
  properly come before the shareholders of
  the Fund.
--------------------------------------------------------------------------------
Applies To Growth Equity Fund                     FOR       AGAINST   ABSTAIN
--------------------------------------------------------------------------------
  Proposal One: Approval to replace the           [ ]       [ ]       [ ]
  Shareholder Services Agreement with a
  Distribution Plan pursuant to Rule 12b-1
  of the Investment Company Act of 1940.
.................................................................................
  Proposal Two: Such other business as may        [ ]       [ ]       [ ]
  properly come before the shareholders of
  the Fund.
--------------------------------------------------------------------------------
Applies To Value Equity Fund                      FOR       AGAINST   ABSTAIN
--------------------------------------------------------------------------------
  Proposal One: Approval to replace the           [ ]       [ ]       [ ]
  Shareholder Services Agreement with a
  Distribution Plan pursuant to Rule 12b-1
  of the Investment Company Act of 1940.
.................................................................................
  Proposal Two: Such other business as may        [ ]       [ ]       [ ]
  properly come before the shareholders of
  the Fund.
.................................................................................

                            Proxy Card - Page 1 of 2

Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on Friday, January 30, 2004. This proxy may be revoked at anytime before it is exercised.

PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED.

An authorized signatory must make execution by shareholders who are not individuals. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

_______________________________________________             ________________
Authorized Signature                                            Date

_______________________________________________             ________________
Authorized Signature (Joint Investor or Second Signatory)       Date

_______________________________________________
Printed Name (and Title if Applicable)

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. PLEASE RETURN THE PROXY IN THE ENCLOSED ENVELOPE OR FAX YOUR VOTE TO (325) 795-8521.

                            Proxy Card - Page 2 of 2